EXHIBIT 99.1

ADVANTAGE HEALTH SYSTEMS, INC.

REPORT ON FINANCIAL STATEMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2009

ADVANTAGE HEALTH SYSTEMS, INC.

CONTENTS

PAGE

INDEPENDENT AUDITOR’S REPORT	1

FINANCIAL STATEMENTS
Balance sheet	2
Statement of income	3
Statement of changes in stockholders’ equity	4
Statement of cash flows	5

NOTES TO THE FINANCIAL STATEMENTS	6-9

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Advantage Health Systems, Inc.

Columbia, South Carolina

We have audited the accompanying balance sheet of Advantage Health Systems, Inc. (the Company) as of December 31, 2009, and the related statements of income, changes in stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Health Systems, Inc. as of December 31, 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Elliott Davis, LLC

Columbia, South Carolina

May 20, 2010

Elliott Davis LLC | elliottdavis.com

ADVANTAGE HEALTH SYSTEMS, INC.

BALANCE SHEET

DECEMBER 31, 2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$478,209
Accounts receivable, net of allowance for doubtful accounts	1,341,797
Prepaid insurance	177,884

Total current assets	1,997,890

PROPERTY AND EQUIPMENT, net	195,972

LICENSES, net of accumulated amortization of $129,417	146,860

NOTE RECEIVABLE	76,846

Total assets	$2,417,568

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Line of credit	$838,460
Premium finance note payable	5,014
Accounts payable	195,099
Accrued payroll and related liabilities	116,467
Deferred revenue	134,089
Other accrued expenses	2,733

Total current liabilities	1,291,862

STOCKHOLDERS’ EQUITY
Common stock, no stated value, 1,000 shares authorized and issued	1,141,000
Retained earnings	393,869

1,534,869
Advances due from stockholders	(409,163)

Total stockholders’ equity	1,125,706

Total liabilities and stockholders’ equity	$2,417,568

The accompanying notes are an integral part of these financial statements.

ADVANTAGE HEALTH SYSTEMS, INC.

STATEMENTS OF INCOME

For the year ended December 31, 2009

REVENUES
Net patient service revenue	$13,189,021

DIRECT OPERATING EXPENSES
Salaries and wages	7,339,657
Benefits:
Payroll taxes	648,198
Insurance	474,095
Other	94,755

8,556,705

GROSS PROFIT	4,632,316

OPERATING EXPENSES
Salaries and wages	1,498,658
Benefits	115,928
Rent	205,483
Communications	127,603
Insurance	213,214
Depreciation	33,284
Other	1,086,133

3,280,303

INCOME BEFORE OTHER EXPENSES	1,352,013

OTHER EXPENSE
Interest	39,442

NET INCOME	$1,312,571

The accompanying notes are an integral part of these financial statements.

ADVANTAGE HEALTH SYSTEMS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the year ended December 31, 2009

	Common Stock		Retained earnings (accumulated	Advances due from	Total
	Shares	Amount	deficit)	stockholders

Balances at December 31, 2008	1,000	$1,141,000	$(318,702)	$(254,363)	$567,935
Advances, net of repayments	—	—	—	(154,800)	(154,800)
Distributions	—	—	(600,000)	—	(600,000)
Net income	—	—	1,312,571	—	1,312,571

Balances at December 31, 2009	1,000	$1,141,000	$393,869	$(409,163)	$1,125,706

The accompanying notes are an integral part of these financial statements.

ADVANTAGE HEALTH SYSTEMS, INC.

STATEMENTS OF CASH FLOWS

For the year ended December 31, 2009

CASH FLOWS FROM OPERATIONS
Net income	$1,312,571
Adjustments to reconcile net income to net cash provided by operations
Depreciation	33,284
Increase (decrease) in allowance for doubtful accounts
Loss on disposal of property and equipment	40,456
Changes in deferred and accrued amounts	2,404
Accounts receivable	(255,202)
Prepaid insurance	(48,139)
Accounts payable	105,199
Accrued payroll and related liabilities	(50,203)
Other accrued expenses	(648)
Deferred revenue	134,089
Related party payables	(23,348)

Net cash provided by operating activities	1,250,463

INVESTING ACTIVITIES
Proceeds from sale of property and equipment	4,732
Purchases of property and equipment	(106,576)

Net cash used in investing activities	(101,844)

FINANCING ACTIVITIES
Borrowings/(payments) on premium finance note payable, net	5,014
Advances/(repayments) from stockholders, net	(154,800)
Distributions to stockholders	(600,000)

Net cash used for financing activities	(749,786)

Net increase in cash	398,833

CASH, BEGINNING OF YEAR	79,376

CASH, END OF YEAR	$478,209

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for interest	$36,709

The accompanying notes are an integral part of these financial statements.

ADVANTAGE HEALTH SYSTEMS, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Advantage Health Systems, Inc. (the Company) was incorporated in South Carolina on January 23, 1998. The Company operates as CarePro Medical One, CarePro Health Services and CarePro Home Health. CarePro Medical One has offices in Columbia, Florence, Rock Hill, Greenville, and Charleston, South Carolina and CarePro Health Services has an office in Augusta, Georgia. CarePro Home Health operates in Richland County and Sumter County, South Carolina.

Basis of presentation

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America.

Revenues

Patient service revenue is recognized, net of estimated contractual adjustments related to third-party payors, when services are rendered. Medicare and Medicaid services rendered to program beneficiaries are recognized based on estimated allowable reimbursement rates. Laws and regulations governing the Medicaid program are extremely complex and subject to interpretation. As a result, there is at least a reasonable possibility that recorded estimates will change by a material amount in the near term. Revenues for the year ended December 31, 2009 are derived approximately 72% from home care services, 11% from staffing services and 17% from home health services. Patient service revenues have been reduced by contractual adjustments of $293,675 for the year ended December 31, 2009.

Accounts receivable

Accounts receivable are recorded based on the original invoice amount, net of estimated contractual adjustments related to third-party payors. Credit extended to patients is unsecured, and the Company does not maintain credit insurance on its patients’ accounts. The Company records a provision for doubtful accounts for the portion of recognized revenue which it estimates may not be ultimately collected. The provision and related allowance are adjusted periodically, based upon the Company’s evaluation of historical collection experience with specific payors for particular services, anticipated reimbursement levels with specific payors for new services for which the Company may not have significant historical experience, industry reimbursement trends and other relevant factors. Accounts receivable have been reduced by an allowance for doubtful accounts in the amount of $315,984 for the year ended December 31, 2009.

Cash and cash equivalents

All highly liquid investments with an original maturity of three months or less are considered to be cash or cash equivalents.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using accelerated methods over the useful lives of the assets (three to seven years for furniture, fixtures, equipment, and leasehold improvements). Additions and improvements are capitalized and repairs and maintenance costs are charged to expense as incurred.

-6-	(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Intangible assets

The assets of Aiken-Mitchell were acquired in 1998, including a license to operate a home health agency. The license allows the Company to provide home health services in Richland County. In the year 2001, the Company was awarded a license to operate a home health agency in Sumter County, South Carolina. In 2004, the Sumter license was fully acquired from the S.C. Department of Health and Environmental Control. Costs incurred in defense of the award, have been capitalized as relating to that license. Both the license value and the costs incurred in defense of the award are evaluated for impairment on an annual basis.

Deferred revenues

Under the prospective payment system of Medicare, payments are received in advance of the final billing for services to be rendered. Services under this system are performed in 60-day episodes upon the approval of Medicare. Medicare advances the Company between 50% and 60% of the anticipated episode billing, which the Company recognizes as a liability until these services are rendered. Revenue is recognized as the services are rendered.

Advertising and recruiting costs

Costs incurred for producing and communicating advertising and recruiting are expensed when incurred, which generally is when the advertising and recruiting first takes place. Total advertising and recruiting costs were $56,049 for the year ended December 31, 2009.

Income taxes

The Company, with the consent of its stockholders, has elected to be taxed under Subchapter S of the Internal Revenue Code which provides that, in lieu of corporate income taxes, the stockholders separately account for their prorata shares of the Company’s distributive items of income, deductions, losses and credits. The state of South Carolina provides for similar tax treatment, but the Company pays the ratable tax on behalf of the stockholders in Georgia.

New accounting pronouncements

Beginning in 2009, the Company adopted an accounting pronouncement in conformity with accounting principles generally accepted in the United States of America which clarifies the accounting for uncertainty in income taxes recognized in the financial statements. This standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This standard also provides guidance on de-recognition of tax benefits, classification on the balance sheet, interest penalties, accounting in interim periods, disclosure and transition. The adoption of this accounting standard had no impact on the Company’s financial statements.

Estimates

The Company’s financial statements include estimates that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

-7-	(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Subsequent events

The financial statements have not been updated for subsequent events occurring after May 20, 2010 which is the date these financial statements were available to be issued.

NOTE 2 - CONCENTRATIONS OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash deposits and accounts receivable. The Company maintains its cash-in-bank deposit accounts, which at times may exceed federally insured limits, with high quality financial institutions. The Company has not experienced losses in such accounts, and management believes it is not exposed to any significant credit risk on cash and cash equivalents.

Accounts receivable are primarily from third-party payors including government payers such as Medicare and Medicaid (South Carolina Department of Health and Human Services). The Company’s accounts receivable are unsecured, and the Company does not retain credit insurance on its customer accounts. As of December 31, 2009, South Carolina Department of Health and Human Services (SCDHHS) balances comprised approximately 20% of gross accounts receivable. During the year ended December 31, 2009, approximately 64% of the Company’s revenue was derived from a contract with SCDHHS. The original contract’s term was July 1,1999 through June 30, 2001. It has been extended through June 2010. Management anticipates that it will be renewed at its expiration. At December 31, 2009, $339,054 is included in accounts receivable related to this contract.

During 2009, approximately 1% of the Company’s revenue was obtained from C. M. Tucker Mental Hospital. At December 31, 2009, $86,282 due from the facility is included in accounts receivable.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31:

2009

Furniture, fixtures and equipment	$382,248
Leasehold improvements	48,852

431,100
Less accumulated depreciation	(235,128)

$195,972

Depreciation expense for the year ended December 31, 2009 totaled $33,284.

NOTE 4 - LINE OF CREDIT

On July 11, 2008, the Company entered into an $840,000 line of credit with a regional financial institution that bears a fixed interest rate of 6.95%. The line of credit is collateralized by the Company’s accounts receivable and a personal guarantee by the Company’s majority stockholder. At December 31, 2009, $838,460 was outstanding under this line of credit. The line of credit matures on November 30, 2010.

NOTE 5 - OPERATING LEASES

The Company leases some of its office space from Advantage Investments LLC, a company owned by one of the Company’s stockholders. These leases were executed in 2003 and renew annually for 12-month terms. Total rent paid to the related company during the year ended December 31, 2009 was $39,600.

The Company leases additional office space and office equipment from third parties. Substantially all of these leases are personally guaranteed by the majority stockholder. Some of the leases are on a month to month basis, and some have renewal options and expire at various dates through 2013. Management anticipates that leases for office space will be renewed with similar terms as they expire.

Total lease expense incurred in connection with operating leases in 2009, was $205,483. Future minimum lease commitments under all noncancelable operating leases at December 31, 2009, are as follows:

2010	$135,393
2011	138,055
2012	134,022
2013	63,428

NOTE 6 - RELATED PARTY TRANSACTIONS

In addition to the leases disclosed in Note 6, the Company made advances to certain Company stockholders. The balances due from the stockholders at December 31, 2009, totaled $409,163. The Company paid the following amounts to related parties for the year ended December 31:

2009

Repairs and maintenance	$10,200
Management services	91,667
Office supplies	34,122

NOTE 7 - COMMITMENTS

In June 2005 the Company guaranteed the line of credit of South Coast Products, LLC, a Company owned by one of the Company’s stockholders. At December 31, 2009, the line of credit balance guaranteed by the Company was $1,500,000.

The Company guaranteed the note payable of Advantage Investments, a Company owned by one of the Company’s stockholders. At December 31, 2009, the note payable balance guaranteed by the Company was $66,000.

ADVANTAGE HEALTH SYSTEMS, INC.

REPORT ON FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED

JUNE 30, 2010 AND 2009

ADVANTAGE HEALTH SYSTEMS, INC.

CONTENTS

PAGE
FINANCIAL STATEMENTS
Balance sheet	1
Statements of income	2
Statements of cash flows	3

NOTES TO THE FINANCIAL STATEMENTS	4 - 9

ADVANTAGE HEALTH SYSTEMS, INC.

BALANCE SHEET

June 30, 2010
(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$324,673
Accounts receivable, net of allowance for doubtful accounts	1,632,561
Prepaid insurance and other current assets	168,322

Total current assets	2,125,556
PROPERTY AND EQUIPMENT, net	203,475
LICENSES, net of accumulated amortization of $129,417	147,010
NOTE RECEIVABLE	76,846

Total assets	$2,552,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Line of credit	$838,460
Accounts payable	44,734
Accrued payroll and related liabilities	332,279
Deferred revenue	139,388

Total current liabilities	1,354,861

STOCKHOLDERS’ EQUITY
Common stock, no stated value, 1,000 shares authorized and issued	1,141,000
Retained earnings	825,156

1,966,156
Advances due from stockholders	(768,130)

Total stockholders’ equity	1,198,026

Total liabilities and stockholders’ equity	$2,552,887

See the accompanying notes which are an integral part of these financial statements.

ADVANTAGE HEALTH SYSTEMS, INC.

STATEMENTS OF INCOME

	For the six months ended June 30,
	2010	2009
	(Unaudited)	(Unaudited)
REVENUES
Net patient service revenue	$6,528,192	$6,517,227

DIRECT OPERATING EXPENSES
Salaries and wages	3,644,733	3,731,500
Benefits:
Payroll taxes	347,058	357,471
Insurance	255,873	252,844
Other	57,942	39,664

	4,305,606	4,381,479

GROSS PROFIT	2,222,586	2,135,748

OPERATING EXPENSES
Salaries and wages	747,442	696,607
Benefits	62,907	59,183
Rent	114,910	123,195
Communications	58,055	65,249
Insurance	105,383	101,063
Depreciation	26,974	17,832
Other	503,045	447,641

	1,618,716	1,510,770

INCOME BEFORE OTHER EXPENSES	603,870	624,978

OTHER EXPENSES
Interest	31,583	11,935

NET INCOME	$572,287	$613,043

See the accompanying notes which are an integral part of these financial statements.

ADVANTAGE HEALTH SYSTEMS, INC.

STATEMENTS OF CASH FLOWS

	For the six months ended
	June 30,
	2010	2009
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATIONS
Net income	$572,287	$613,043
Adjustments to reconcile net income to net cash provided by operations
Depreciation	26,974	17,832
Increase (decrease) in allowance for doubtful accounts	13,042	86,778
Changes in deferred and accrued amounts
Accounts receivable	(303,806)	(29,451)
Prepaid insurance	9,562	(54,779)
Accounts payable	(150,365)	(5,225)
Accrued payroll and related liabilities	(116,467)	(166,670)
Other accrued expenses	329,396	413,312
Deferred revenue	5,299	112,569
Related party payables	—	(23,348)

Net cash provided by operating activities	385,922	964,061

INVESTING ACTIVITIES
Purchases of property and equipment	(34,477)	(82,307)

Net cash used in investing activities	(34,477)	(82,307)

FINANCING ACTIVITIES
Payments on premium finance note payable	(5,014)	—
Advances (repayments) from stockholders, net	(358,967)	(606,800)
Distributions to stockholders	(141,000)	(87,000)

Net cash used for financing activities	(504,981)	(693,800)

Net increase (decrease) in cash	(153,536)	187,954
CASH, BEGINNING OF YEAR	478,209	79,376

CASH, END OF YEAR	$324,673	$267,330

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for interest	$34,316	$11,935

See the accompanying notes which are an integral part of these financial statements.

ADVANTAGE HEALTH SYSTEMS, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Advantage Health Systems, Inc. (the Company) was incorporated in South Carolina on January 23, 1998. The Company operates as CarePro Medical One, CarePro Health Services and CarePro Home Health. CarePro Medical One has offices in Columbia, Florence, Rock Hill, Greenville, and Charleston, South Carolina and CarePro Health Services has an office in Augusta, Georgia. CarePro Home Health operates in Richland County and Sumter County, South Carolina.

Basis of presentation

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America.

Revenues

Patient service revenue is recognized, net of estimated contractual adjustments related to third-party payors, when services are rendered. Medicare and Medicaid services rendered to program beneficiaries are recognized based on estimated allowable reimbursement rates. Laws and regulations governing the Medicaid program are extremely complex and subject to interpretation. As a result, there is at least a reasonable possibility that recorded estimates will change by a material amount in the near term. Revenues for the six months ended June 30, 2010 and 2009 are derived approximately 73% and 72% from home care services, 9% and 12% from staffing services and 18% and 16% from home health services. Patient service revenues have been reduced by contractual adjustments of $489,052 and $179,939 for the years ended June 30, 2010 and 2009, respectively.

Accounts receivable

Accounts receivable are recorded based on the original invoice amount, net of estimated contractual adjustments related to third-party payors. Credit extended to patients is unsecured, and the Company does not maintain credit insurance on its patients’ accounts. The Company records a provision for doubtful accounts for the portion of recognized revenue which it estimates may not be ultimately collected. The provision and related allowance are adjusted periodically, based upon the Company’s evaluation of historical collection experience with specific payors for particular services, anticipated reimbursement levels with specific payors for new services for which the Company may not have significant historical experience, industry reimbursement trends and other relevant factors. Accounts receivable have been reduced by an allowance for doubtful accounts in the amount of $329,026 for the six months ended June 30, 2010.

Cash and cash equivalents

All highly liquid investments with an original maturity of three months or less are considered to be cash or cash equivalents.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using accelerated methods over the useful lives of the assets (three to seven years for furniture, fixtures, equipment, and leasehold improvements). Additions and improvements are capitalized and repairs and maintenance costs are charged to expense as incurred.

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Intangible assets

The assets of Aiken-Mitchell were acquired in 1998, including a license to operate a home health agency. The license allows the Company to provide home health services in Richland County. In the year 2001, the Company was awarded a license to operate a home health agency in Sumter County, South Carolina. In 2004, the Sumter license was fully acquired from the S.C. Department of Health and Environmental Control. Costs incurred in defense of the award, have been capitalized as relating to that license. Both the license value and the costs incurred in defense of the award are evaluated for impairment on an annual basis.

Deferred revenues

Under the prospective payment system of Medicare, payments are received in advance of the final billing for services to be rendered. Services under this system are performed in 60-day episodes upon the approval of Medicare. Medicare advances the Company between 50% and 60% of the anticipated episode billing, which the Company recognizes as a liability until these services are rendered. Revenue is recognized as the services are rendered.

Advertising and recruiting costs

Costs incurred for producing and communicating advertising and recruiting are expensed when incurred, which generally is when the advertising and recruiting first takes place. Total advertising and recruiting costs were $26,102 and $27,235 for the six months ended June 30, 2010 and 2009, respectively.

Income taxes

The Company, with the consent of its stockholders, has elected to be taxed under Subchapter S of the Internal Revenue Code which provides that, in lieu of corporate income taxes, the stockholders separately account for their prorata shares of the Company’s distributive items of income, deductions, losses and credits. The state of South Carolina provides for similar tax treatment, but the Company pays the ratable tax on behalf of the stockholders in Georgia.

New accounting pronouncements

Beginning in 2009, the Company adopted an accounting pronouncement in conformity with accounting principles generally accepted in the United States of America which clarifies the accounting for uncertainty in income taxes recognized in the financial statements. This standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This standard also provides guidance on de-recognition of tax benefits, classification on the balance sheet, interest penalties, accounting in interim periods, disclosure and transition. The adoption of this accounting standard had no impact on the Company’s financial statements.

Estimates

The Company’s financial statements include estimates that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Subsequent events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through October 6, 2010, the date the financial statements were available to be issued.

NOTE 2 - CONCENTRATIONS OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash deposits and accounts receivable. The Company maintains its cash-in-bank deposit accounts, which at times may exceed federally insured limits, with high quality financial institutions. The Company has not experienced losses in such accounts, and management believes it is not exposed to any significant credit risk on cash and cash equivalents.

Accounts receivable are primarily from third-party payors including government payers such as Medicare and Medicaid (South Carolina Department of Health and Human Services). The Company’s accounts receivable are unsecured, and the Company does not retain credit insurance on its customer accounts. As of June 30, 2010, South Carolina Department of Health and Human Services (SCDHHS) balances comprised approximately 17% of gross accounts receivable. For the six months ended June 30, 2010 and 2009, approximately 39% and 41%, respectively, of the Company’s revenue was derived from a contract with SCDHHS. The original contract’s term was July 1, 1999 through June 30, 2001. It has been extended through June 2010. Management anticipates that it will be renewed at its expiration. At June 30, 2010, $338,405 is included in accounts receivable related to this contract.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at June 30, 2010:

2010
Furniture, fixtures and equipment	$405,814
Leasehold improvements	58,114

463,928
Less accumulated depreciation	(260,453)

$203,475

Depreciation expense for the six months ended June 30, 2010 and 2009 totaled $26,974 and $17,832, respectively.

NOTE 4 - LINE OF CREDIT

On July 11, 2008, the Company entered into an $840,000 line of credit with a regional financial institution that bears a fixed interest rate of 6.95%. The line of credit is collateralized by the Company’s accounts receivable and a personal guarantee by the Company’s majority stockholder. At June 30, 2010, $838,460 was outstanding under this line of credit. The line of credit matures on November 30, 2010.

NOTE 5 - OPERATING LEASES

The Company leases some of its office space from Advantage Investments LLC, a company owned by one of the Company’s stockholders. These leases were executed in 2003 and renew annually for 12-month terms. Total rent paid to the related company during the six months ended June 30, 2010 and 2009, was $19,800.

NOTE 5 - OPERATING LEASES, Continued

The Company leases additional office space and office equipment from third parties. Substantially all of these leases are personally guaranteed by the majority stockholder. Some of the leases are on a month to month basis, and some have renewal options and expire at various dates through 2013. Management anticipates that leases for office space will be renewed with similar terms as they expire.

Total lease expense incurred in connection with operating leases during the six months ended June 30, 2010 and 2009, was $93,699 and $87,714, respectively. Future minimum lease commitments under all noncancelable operating leases at June 30, 2010, are as follows:

2010 (July 1, 2010 to December 31, 2010)	$66,504
2011	138,055
2012	134,022
2013	63,428

NOTE 6 - RELATED PARTY TRANSACTIONS

In addition to the leases disclosed in Note 5, the Company made advances to certain Company stockholders. The balances due from the stockholders at June 30, 2010 totaled $768,130. The Company had amounts payable to Advantage Investments, LLC of $23,348 at June 30, 2009, which was paid during 2009. The Company paid the following amounts to related parties for the six months ended June 30:

	2010	2009
Repairs and maintenance	$1,598	$1,000
Management services	55,000	36,667
Office supplies	18,144	11,924

NOTE 7 - COMMITMENTS

In June 2005 the Company guaranteed the line of credit of South Coast Products, LLC, a Company owned by one of the Company’s stockholders. At June 30, 2010, the line of credit balance guaranteed by the Company was approximately $1,500,000.

The Company guaranteed the note payable of Advantage Investments, a Company owned by one of the Company’s stockholders. At June 30, 2010, the note payable balance guaranteed by the Company were approximately $61,000.

NOTE 8 - SUBSEQUENT EVENTS

On July 26, 2010, the Company entered into an Asset Purchase Agreement with Addus HealthCare, Inc., a wholly-owned subsidiary of Addus HomeCare Corporation, pursuant to which Addus HealthCare, Inc. acquired certain assets used in the operation of the Company. The total consideration payable, pursuant to the Purchase Agreement, was $8,340,000 comprised of $5,100,000 in cash, common stock consideration with a deemed value provided by Addus HealthCare, Inc. of $1,240,000 resulting in the issuance of 248,000 common shares of Addus HomeCare Corporation, and $2,000,000 in contingent future cash consideration subject to the achievement of certain performance targets set forth in an Earn-Out Agreement and the assumption of certain specified liabilities.